                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                       MERIDIAN MEDICAL TECHNOLOGIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:____________
2)   Aggregate number of securities to which transaction applies:_______________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:


/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:
2)      Form, Schedule or Registration Statement No.:
3)      Filing Party:
4)      Date Filed:

                       MERIDIAN MEDICAL TECHNOLOGIES, INC.
                             10240 OLD COLUMBIA ROAD
                            COLUMBIA, MARYLAND 21046


                                December 11, 2000

Dear Stockholder:

         We are pleased to enclose your Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of Meridian Medical Technologies, Inc. (the "Company") to be held on Wednesday, January 11, 2001, at 9:30 a.m., local time, at Linden Hall, 4725 Dorsey Hall Drive, Ellicott City, Maryland 21042.

         The Board of Directors hopes that you will be able to attend this stockholders' meeting. We look forward to meeting each of you and discussing with you significant events that have occurred during the Company's last year and its current prospects. If you are unable to be present in person or to be otherwise represented, please execute the enclosed proxy and return it at your earliest convenience in the enclosed envelope. You are urged to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the meeting.


                                                    Very truly yours,

                                                    /s/ James H. Miller
                                                    ------------------------
                                                    James H. Miller
                                                    CHAIRMAN, PRESIDENT AND
                                                    CHIEF EXECUTIVE OFFICER

                       MERIDIAN MEDICAL TECHNOLOGIES, INC.
                             10240 OLD COLUMBIA ROAD
                            COLUMBIA, MARYLAND 21046
                                 (410) 309-6830

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
MERIDIAN MEDICAL TECHNOLOGIES, INC.:

         Notice is hereby given that the Annual Meeting of Stockholders of Meridian Medical Technologies, Inc. (the "Company") will be held on Wednesday, January 11, 2001, at 9:30 a.m., local time, at Linden Hall, 4725 Dorsey Hall Drive, Ellicott City, Maryland 21042, for the following purposes:

         (1) To elect one director to a term of three years or until a successor has been elected and qualified;

         (2)      To approve the Company's Employee Stock Purchase Plan;

         (3)      To approve the Company's 2000 Stock Incentive Plan;

         (4) To consider and vote upon the ratification of the selection by the Board of Directors of Ernst & Young LLP as independent auditors of the Company for the current fiscal year; and

         (5) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on November 27, 2000 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

                                             By Order of the Board of Directors,

                                             /s/ Tiffany Roebuck
                                             -----------------------------
                                             Tiffany Roebuck
                                             ASSISTANT CORPORATE SECRETARY

Columbia, Maryland
December 11, 2000

                       MERIDIAN MEDICAL TECHNOLOGIES, INC.
                            10240 OLD COLUMBIA ROAD
                            COLUMBIA, MARYLAND 21046
                                 (410) 309-6830

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                  ------------

                                  INTRODUCTION

         The Board of Directors of Meridian Medical Technologies, Inc. (the "Company"), the executive offices of which are located at 10240 Old Columbia Road, Columbia, Maryland 21046, hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on Wednesday, January 11, 2001, at 9:30 a.m., or any adjournment or adjournments thereof ("Annual Meeting"). The expenses of soliciting your proxy will be borne by the Company. This Proxy Statement and the accompanying form of proxy are first being released for mailing to the stockholders on or about December 11, 2000.

         At the Annual Meeting, stockholders will be asked to elect one director of the Company to serve a three-year term, to approve the Company's Employee Stock Purchase Plan, to approve the Company's 2000 Stock Incentive Plan and to ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

         We urge you to date, sign and return your proxy in the enclosed envelope promptly to make certain that your shares will be voted at the Annual Meeting.

         The principal executive offices of the Company are located at 10240 Old Columbia Road, Columbia, Maryland 21046, telephone (410) 309-6830.

                               MEETING INFORMATION

DATE, TIME AND PLACE

         The Annual Meeting will be held on Wednesday, January 11, 2001, at 9:30 a.m., local time, at Linden Hall, 4725 Dorsey Hall Drive, Ellicott City, Maryland 21042.

RECORD DATE; VOTING RIGHTS

         Only stockholders of record at the close of business on November 27, 2000 will be entitled to vote at the Annual Meeting. On November 27, 2000, there were 3,038,641 outstanding shares of Common Stock, each of which is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the outstanding shares of Common Stock and entitled to vote will constitute a quorum for the transaction of business.

         With respect to Proposal 1, a nominee for election as director who receives the greatest number of votes cast at the Annual Meeting, assuming that a quorum is present, will be elected as director. A withheld vote will not have any effect on the outcome of the vote for election of the director.

         With respect to Proposals 2, 3 and 4, approval will require the affirmative vote of a majority of the total votes cast on the proposal in person or represented by proxy at the Annual Meeting. An abstention will have the effect of a vote against the proposal.

         Brokers who hold shares of Common Stock in street name may not have the authority to vote on certain matters for which they have not received instructions from beneficial owners. Such broker non-votes (arising from the lack of instructions from beneficial owners), although present for quorum purposes, will not change the number of votes cast for or against Proposals 2, 3, or 4.

VOTING AND REVOCATION OF PROXIES

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares of Common Stock represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted "FOR" the nominee proposed by the Board of Directors, "FOR" the approval of the Company's Employee Stock Purchase Plan, "FOR" the approval of the Company's 2000 Stock Incentive Plan and "FOR" the ratification of the selection of auditors. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Annual Meeting.

         Any proxy may be revoked at any time before it is exercised by giving written notice of such revocation or delivering a later dated proxy to the Assistant Corporate Secretary of the Company prior to the meeting, or by the vote of the stockholder in person at the meeting.

SOLICITATION OF PROXIES

         The cost of soliciting proxies in the form enclosed will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone. The Company also will request persons, firms and corporations holding shares of Common Stock in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in so doing. The Company has engaged the services of Chase Mellon Shareholder Services for the purpose of assisting in the solicitation of proxies at a cost of $7,500 plus reimbursement of certain expenses.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

GENERAL

         The Company's Amended and Restated By-Laws provide that the number of members of the Board of Directors shall be fixed and determined from time to time by resolution of the Board of Directors. The Board of Directors has acted to fix the number of directors at five. Pursuant to the terms of the Company's First Amended and Restated Certificate of Incorporation, the Board of Directors is divided into three classes, as nearly equal in number as reasonably possible, with terms currently expiring at the upcoming annual meeting of stockholders ("Class I"), the annual meeting of stockholders following fiscal 2001 ("Class II") and the annual meeting of stockholders following fiscal 2002 ("Class III"), respectively.

         The Board of Directors has nominated E. Andrews Grinstead, III, the incumbent Class I director, to serve as a Class I director for a three-year term expiring at the annual meeting following the Company's 2003 fiscal year or until the election and qualification of a successor.

         The proxies solicited hereby, unless directed to the contrary therein, will be voted for the nominee. The nominee has consented to being named in this Proxy Statement and to serve if elected. If the nominee for election as a director becomes unavailable as a candidate or unable to serve, it is intended that the shares of Common Stock represented by proxies will be voted for such substitute nominee as the Chairman of the Board of Directors, in his sole discretion, may designate.

         The following table sets forth certain information regarding the nominee for election to the Board of Directors, whose term will expire after fiscal year 2003, and the directors who will continue in office for the remainder of their terms. Unless otherwise indicated, each director held the position indicated or another senior executive position with the same entity for the last five years.

                                                                                                  DIRECTOR
         NAME AND AGE                PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS                   SINCE
         ------------                --------------------------------------------                   -----
CLASS I DIRECTOR AND NOMINEE
WHOSE TERM WILL EXPIRE
FOLLOWING FISCAL 2000

E. Andrews Grinstead, III      Chief Executive Officer, Hybridon, Inc. (biotechnology);              1996
     Age 53                     Director, Pharmos Corporation (pharmaceutical company)


CLASS II DIRECTORS WHOSE
TERMS WILL EXPIRE FOLLOWING
FISCAL 2001

Bruce M. Dresner                  Vice President for Investments, Columbia University                1985
     Age 52


David L. Lougee                 Managing Partner, Mirick, O'Connell, DeMallie & Lougee               1996
     Age 60                   (law firm); Director, Vialog Corporation (teleconferencing service provider)


CLASS III DIRECTORS WHOSE
TERMS WILL EXPIRE FOLLOWING
FISCAL 2002

James H. Miller                 Chairman, President and Chief Executive Officer of the               1989
     Age 62                                             Company


Robert G. Foster                   Chairman, President and Chief Executive Officer,                  1996
     Age 62                      Commonwealth BioVentures, Inc. (venture capital firm)


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE NAMED
HEREIN.

MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended July 31, 2000 ("fiscal 2000"), the Board of Directors held ten meetings, four of which were by telephone conference. During their term, all of the then incumbent directors were present for at least 75 percent of the meetings of the Board and the committees of the Board on which they serve other than Mr. Grinstead. Mr. Grinstead has been on medical leave from his principal employment at Hybridon, Inc. and from the Company's Board.

         The Compensation and Stock Option Committee ("Committee") of the Board of Directors presently consists of Messrs. Foster, Grinstead and Lougee (Chairman). The Committee is empowered to administer the Company's 1986 Stock Option Plan ("1986 Plan") and 1997 Long-Term Incentive Plan ("1997 Plan"), which includes the power to grant stock options and stock appreciation rights and to award restricted stock and incentive shares. The Committee also is responsible for the determination of the compensation for the president and chief executive officer. The Committee (or the Board acting as the Committee) met three times during fiscal 2000.

         In addition, the Board of Directors has an Executive Committee, whose present membership consists of Messrs. Foster and Miller (Chairman).

         The Board of Directors does not have a nominating committee or committee performing similar functions. The Board of Directors will consider stockholder nominations for directors submitted in accordance with the procedure set forth in Section 2.10(b) of the Company's Amended and Restated By-Laws. The procedure provides that a notice relating to the nomination must be timely given in writing to the secretary of the Company prior to the meeting. To be timely, the notice must be delivered not later than the time permitted for submission of a stockholder proposal as described under "2001 Annual Meeting of Stockholders." Such notice must be accompanied by the nominee's written consent to serve if elected and contain information relating to the business experience and background of the nominee, and information with respect to the nominating stockholder and persons acting in concert with the nominating stockholder.

         The Audit Committee of the Board of Directors has certain duties relating to the year-end audit, the Company's interim financial statements, the Company's internal accounting controls and the Company's relationship with its independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A to this proxy statement. Messrs. Dresner (Chairman), Grinstead and Lougee are the current members of the Audit Committee. All members of the Audit Committee are independent as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee met twice during fiscal 2000 and, subsequent to the end of fiscal 2000, twice with respect to fiscal 2000 matters.

         AUDIT COMMITTEE REPORT

         In discharging its oversight responsibility as to the audit process, the Audit Committee has reviewed and discussed with management the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the year ended July 31, 2000. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 "Communication with Audit Committees."

         The Audit Committee has obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independence Standards Board Standard No. 1, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         Based on the review and discussions referred to above in this report, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

                                                      BRUCE M. DRESNER
                                                      E. ANDREWS GRINSTEAD, III
                                                      DAVID L. LOUGEE

COMPENSATION OF DIRECTORS

         Each of the Company's directors other than Mr. Miller received, during fiscal 2000, a $10,000 retainer fee payable in quarterly installments, $1,500 for each meeting of the Board personally attended (other than meetings held by telephone conference as to which no fee is paid) and an automatic grant on the date of each annual meeting of nonstatutory stock options covering 5,700 shares of Common Stock under the 1997 Plan. In addition, non-employee directors who have served for at least one year and who will continue to serve as directors immediately following the annual meeting receive on the date of each annual meeting automatic grants of nonstatutory stock options covering 1,300 shares of Common Stock under the 1986 Plan (which continues in effect until the earlier of the termination of the 1986 Plan or the unavailability of shares of Common Stock for grants thereunder). Options so granted have an exercise price equal to the fair market value of the Common Stock on the date of grant, become exercisable in 25 percent cumulative annual installments and generally expire 10 years from the date of grant. If a director is removed from office, all options granted to such director pursuant to the automatic grants will expire immediately upon such removal. During fiscal 2000, Messrs. Dresner, Foster, Grinstead and Lougee were each granted options covering 1,300 shares of Common Stock pursuant to the 1986 Plan at an exercise price of $6.063 per share. In addition, during fiscal 2000, Messrs. Dresner, Foster, Grinstead and Lougee were each granted options covering 5,700 shares of Common Stock pursuant to the 1997 Plan at an exercise price of $6.063 per share. Mr. Grinstead has declined receipt of Board fees during the period of his medical leave. For information regarding future grants of nonstatutory stock options to non-employee directors, see "Awards Pursuant to the 2000 Plan."

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information for the three fiscal years ended July 31, 2000 as to compensation paid for services rendered to the Company by the President and Chief Executive Officer and the three other executive officers of the Company who were employed by the Company as of July 31, 2000 and whose total annual salary and bonus for fiscal 2000 exceeded $100,000 (the "Named Executives").


                                                                               LONG-TERM
                                                                          COMPENSATION AWARDS
                                                                          -------------------
                                               ANNUAL COMPENSATION             SECURITIES
                                             -----------------------           UNDERLYING              ALL OTHER
          NAME AND              FISCAL        SALARY          BONUS           OPTIONS/SARS           COMPENSATION
     PRINCIPAL POSITION          YEAR         ($)(1)           ($)                (#)                    ($)(2)
---------------------------     ------       -------         -------      -------------------        ------------
James H. Miller                  2000        375,000         210,000             60,000                  37,294
Chairman, President and CEO      1999        365,384            -                25,000                  29,483
                                 1998        325,000            -                50,000                  23,143

Dennis P. O'Brien (3)            2000        151,462         79,900              45,000                   9,390
Vice President - Finance         1999         63,269            -                   -                     5,000
and Chief Financial Officer      1998            -              -                   -                       -

Peter A. Garbis                  2000        134,800         44,800              20,000                  12,369
Vice President                   1999        128,654            -                19,600                   5,693
                                 1998        113,983            -                 1,285                   5,824

Gerald L. Wannarka (4)           2000        157,577         56,400              25,000                  11,039
Sr. Vice President               1999        147,154            -                22,900                  11,434
                                 1998         81,250            -                 7,000                     785


         (1) Includes amounts deferred at the election of the Named Executive under the Company's 401(k) Plan.

         (2) Includes Company matching contributions under the Company's 401(k) Plan in the following amounts for fiscal 2000:
                  Mr. Miller, $2,942; Mr. O'Brien, $1,695; Mr. Garbis, $4,849;
                  and Dr. Wannarka $3,272. The Company provides group accidental death and disability and term life insurance to all its employees who work more than 30 hours per week. The death and disability benefit and life insurance benefit under the Company's plan is up to 200% of the insured person's annual compensation (as defined in the plan), except in the case of certain employees, including the Named Executives, with respect to whom benefits are up to 300% of the insured person's annual income. Premiums paid attributable to such benefits in fiscal 2000 were as follows: Mr. Miller, $23,582; Mr. O'Brien, $1,696; Mr. Garbis $1,520; and Dr. Wannarka, $1,767.

         (3) Mr. O'Brien was named Vice President - Finance and Chief Financial Officer as of March 8, 1999.

         (4) Dr. Wannarka was hired as a Vice President as of December 15, 1997 and subsequently promoted to Senior Vice President as of September 30, 1998.

         STOCK OPTIONS

         The following table sets forth further information regarding grants of options to purchase Common Stock made by the Company during fiscal 2000 to the Named Executives.


                                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
                            -----------------------------------------------------------------------------------------------
                                                                                                 Potential Realizable Value
                              Number of      Percent of Total                                    at Assumed Annual Rates of
                             Securities        Options/SARs                                       Stock Price Appreciation
                             Underlying         Granted to                                           for Option Term(1)
                            Options/SARs       Employees in      Exercise Price    Expiration    --------------------------
          Name               Granted(2)        Fiscal 2000         per Share          Date          5% ($)        10% ($)
------------------------    ------------     ----------------    -------------     ----------    ----------      ----------
    James H. Miller            40,000             21.3%              $5.625        09/28/2009      $141,501        $358,592
                               20,000                                $8.625        06/07/2010      $108,484        $274,921

   Dennis P. O'Brien           25,000             16.0%              $5.625        09/28/2009       $88,438        $224,120
                               20,000                                $8.625        06/07/2010      $108,484        $274,921

    Peter A. Garbis            20,000              7.1%              $5.625        09/28/2009       $70,751        $179,296

  Gerald L. Wannarka           25,000              8.9%              $5.625        09/28/2009       $88,438        $224,120


         (1) Disclosures of the 5% and 10% assumed annual compound rates of stock appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices. The actual value realized may be greater or less than the potential realizable value set forth in the table.

         (2) Consists of stock options granted pursuant to the 1986 Stock Option Plan and the 1997 Long-Term Incentive Plan. Each option granted vests in cumulative annual installments of 25%, commencing one year from the date of grant and expires ten years from the date of grant. The exercise price of each option granted is equal to the last reported sale price on the date of grant.

         The following table summarizes certain information regarding outstanding options held by the Named Executives as of July 31, 2000. No stock options were exercised by the Named Executives during fiscal 2000.


                                                   AGGREGATED OPTION/SAR EXERCISES IN LAST
                                              FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
                               -----------------------------------------------------------------------------------
                                        Number of Securities                         Value of Unexercised
                               Underlying Unexercised Options/SARS at                    In-the-Money
                                         Fiscal Year End (#)                Options/SARS at Fiscal Year End ($)(1)
                               --------------------------------------       --------------------------------------
             Name                     Exercisable/Unexercisable                   Exercisable/Unexercisable
    ----------------------     --------------------------------------       --------------------------------------
       James H. Miller                   106,250/113,750(2)                           $127,422/$444,453
      Dennis P. O'Brien                     2,500/52,500                               $16,094/$277,969
       Peter A. Garbis                      9,543/35,343                               $38,810/$204,597
      Gerald L. Wannarka                    9,225/45,675                               $38,489/$255,842


          (1) Value is calculated as the difference between the fair market value of a share of Common Stock on July 31, 2000 ($12.063 per share) and the exercise price of the options.

          (2) Excludes 148,512 shares underlying exercisable and unexercisable options assumed by the Company in connection with the 1996 merger. Such options are exercisable for $.005 per share.

         EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

         The Company is party to an employment agreement (the "Employment Agreement"), effective in fiscal 1997, with James H. Miller. Under the Employment Agreement, the Company will employ Mr. Miller as President and Chief Executive Officer. The Employment Agreement has an initial term of three years, provides for a minimum base salary (currently $400,000) and customary benefits, and has been extended annually to maintain a three year term. The Company may terminate the Employment Agreement upon disability or retirement or for "Cause" (as defined in the Employment Agreement). If the Company terminates the Employment Agreement for any reason other than disability, retirement or Cause, or Mr. Miller terminates the Employment Agreement for "Good Reason," as defined in the Employment Agreement, Mr. Miller will be entitled to receive a lump sum payment equal to 200% of his base salary for the preceding 12 months and continued life, disability, accident and health insurance coverage for up to 24 months. In addition, all stock options previously awarded under the Company's stock option plans would become immediately exercisable and any transfer restrictions on restricted securities would lapse. The Employment Agreement further provides that any benefits or payments pursuant to these provisions will be reduced to the extent that such amounts received (together with any other amounts received that must be included in such determination) would constitute an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986, as amended ("Code").

         The Company is party to change of control agreements (the "Change of Control Agreements") with Peter Garbis, Robert Kilgore, Gerald Wannarka and Dennis O'Brien (the

"Executives"). These Change of Control Agreements each have a term of three years, beginning in fiscal 1999 with respect to Messrs. Garbis, Wannarka and O'Brien. The Change of Control Agreement with Mr. Kilgore also has a term of three years, beginning in fiscal 2000. Under these Change of Control Agreements, the Company will continue to pay the Executives their Base Salary (as defined in the Change of Control Agreements) as well as continue life and health insurance coverage for a period of 12 months following the occurrence of both a Change of Control and a Termination Event (as such terms are defined in the Change of Control Agreements). In addition, pursuant to certain of each Executive's stock option agreements, certain stock options awarded under the Company's stock option plans would become immediately exercisable following both a Change of Control and termination of the Executive's employment by the Company for any reason other than Cause or by the Executive for Good Reason (as such terms are defined in the stock option agreements).

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation and Stock Option Committee (the "Committee") advises the Board of Directors on issues concerning the Company's compensation philosophy and the compensation of executive officers and other individuals compensated by the Company. The Committee is empowered to administer the Company's 1986 Stock Option Plan ("1986 Plan") and 1997 Long-Term Incentive Plan ("1997 Plan"), which includes the power to grant stock options and stock appreciation rights and to award restricted stock and incentive shares. The Committee also is responsible for the determination of the compensation for the president and chief executive officer (the "CEO").

         GENERAL COMPENSATION POLICY. The Committee's policy is to provide the executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. Accordingly, each executive officer's compensation package may be comprised of three elements: (i) base salary; (ii) annual cash bonuses; and (iii) long-term stock based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

         BASE SALARY. Salary ranges and individual salaries for executive officers are reviewed annually. In determining individual salaries, the Committee considers the scope of job responsibilities, individual contribution, business performance, labor market conditions and current compensation as compared to market practice. The Company's compensation policy with respect to executive officers other than the CEO includes position descriptions for all non-contract employees. Each position is assigned a grade level based on competitive salaries for positions with a similar range of responsibilities at companies having comparable annual revenues to those of the Company.

         ANNUAL CASH BONUSES. The Committee may provide for the payment of cash bonuses to executive officers through awards under the Meridian Medical Technologies, Inc. Employee Incentive Program (the "Incentive Program") or the payment of an annual cash bonus. The Incentive Program is designed to assist the Corporation in attracting, retaining and providing incentives to management employees (other than the CEO) and to promote the identification of their interests with those of the Company's shareholders by providing for the payment of incentive awards subject to the achievement of specified performance goals. The annual incentive award for each management employee is based on a percentage of each individual's base salary, but is adjusted to reflect the actual financial performance of the Company in comparison to the Company's business plan as well as the individual employee's performance.

         The Committee also may make discretionary cash awards in order to reward outstanding individual performance by the CEO and certain executive officers during the fiscal year. The amount of the annual cash bonus is within the sole discretion of the Committee and takes into account the financial needs of the Company and the Committee's subjective assessment of the CEO's or the executive officer's performance. On June 7, 2000, in order to recognize the results that Mr. Miller and Mr. O'Brien had achieved in improving the Company's financial performance, the Committee unanimously determined to pay Mr. Miller and Mr. O'Brien discretionary cash bonuses in the amounts of $70,000 and $30,000, respectively. On September 27, 2000, the Committee also awarded Mr. Miller a discretionary cash bonus of $120,000 in recognition of his performance during fiscal 2000.

         LONG-TERM INCENTIVE COMPENSATION. The Committee believes that stock options provide a useful incentive for future performance and for retaining executives of outstanding ability. Stock option grants also serve to link the interests of the employees and the Company's stockholders because increases in the value of the stock options are directly tied to increases in stockholder value. The Committee's philosophy in administering the Company's stock option plans is to afford a broad group of non-contract employees an opportunity to share in the ownership of the Company and the Company's success. Accordingly, the Company historically has granted stock options to a broad class of employees and not limited grants solely to executive officers. The CEO has complete authority to administer the 1997 Plan with respect to all employees other than those subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act").

         Each option allows the officer to acquire shares of the Company's Common Stock at a fixed price per share over a specified period of time. Each option generally becomes exercisable in installments over a fixed period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates over the option term.

         CEO COMPENSATION. The Board of Directors believes that the Company must provide a total CEO compensation package that will motivate and retain a CEO of outstanding ability who is capable of directing the strategic focus of the Company. The Committee will consider several factors in determining CEO compensation including job performance, competitive market conditions for executive compensation, and the actual financial performance of the Company in comparison to the Company's business plan. The Company's CEO compensation program has three primary components: a base salary, a discretionary cash bonus and a long-term incentive award.

         Mr. Miller's base salary was not increased during fiscal 2000. On September 27, 2000, after discussion and consideration of Mr. Miller's job performance in fiscal 2000 and a review of competitive compensation information, the Committee has unanimously determined to increase
Mr. Miller's annual salary from $375,000 to $400,000 for fiscal 2001.

         In addition to the discretionary cash bonuses described above, on September 28, 1999, the Committee granted Mr. Miller a retention award of $20,000. The Committee noted that Mr. Miller did not receive a salary increase in fiscal 1997 or fiscal 1998 and had not received a cash bonus since 1996. It was also noted that the Company experienced increases over past fiscal years in sales, operating income, gross margins and earnings before interest, taxes, depreciation and amortization (EBITDA).

         On September 28, 1999, Mr. Miller was granted an option covering 40,000 shares of Common Stock at an exercise price of $5.625 per share. On June 7, 2000, Mr. Miller was granted an option covering 20,000 shares of Common Stock at an exercise price of $8.625 per share. Under the terms of each grant, each option vests in cumulative annual installments of 25%, commencing one year from the date of grant and expires ten years from the date of grant. See "Executive Compensation-Stock Options."

         The Committee did not calculate the size of Mr. Miller's stock option awards with reference to the compensation practices of a peer group or other objective criteria. Instead, the number of shares of Common Stock subject to the options was determined in the Committee's discretion based, in part, on the awards made to Mr. Miller in prior fiscal years and its belief that Mr. Miller should continue to have a substantial equity interest in the Company.

                                                     ROBERT G. FOSTER
                                                     E. ANDREWS GRINSTEAD, III
                                                     DAVID L. LOUGEE


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation and Stock Option Committee of the Board of Directors (the "Committee") is comprised of only non-employee directors of the Company. Messrs. Foster, Grinstead and Lougee currently serve as members of the Committee. Mr. Lougee is the Managing Partner of the law firm of Mirick, O'Connell, DeMallie & Lougee. From time to time, attorneys with the firm provide legal services to the Company.

                              BENEFICIAL OWNERSHIP

         Set forth below is a table showing certain information with respect to those persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, the Named Executives, each director of the Company and all executive officers and directors of the Company as a group as of November 27, 2000.


                                                       Number of Shares
                                                      Beneficially Owned
       Beneficial Owner                          Directly or Indirectly(1)(2)             Percent of Class(3)
-----------------------------------              ----------------------------             -------------------
Commonwealth BioVentures Entities                          406,447(4)                              12.7%
4 Milk Street
Portland, ME  04101

Mylan Laboratories, Inc.                                   272,229(5)(6)                            8.8%
P.O. Box 4310
781 Chestnut Ridge Road
Morgantown, West Virginia  26504

EM Industries, Incorporated                                243,476(5)(7)                            7.9%
7 Skyline Drive
Hawthorne, New York  10532

Munder Capital Management                                  190,100                                  6.3%
480 Pierce Street
Birmingham, Michigan 48009

Nomura Holding America Inc.                                204,770(5)(8)                            6.3%
2 World Financial Center, Building B
New York, New York  10281

Internationale Nederlanden                                 174,491(5)(9)                            5.4%
(U.S.) Investment Corporation
135 East 57th Street
New York, New York  10022

Bruce M. Dresner                                            40,475                                  1.3%

Robert G. Foster(10)                                        54,285(11)                              1.8%

Peter A. Garbis                                             10,763                                   *

E. Andrews Grinstead, III                                   26,475                                   *

David L. Lougee                                             19,343                                   *

James H. Miller                                            291,680(12)                              8.8%


                                                       Number of Shares
                                                      Beneficially Owned
       Beneficial Owner                          Directly or Indirectly(1)(2)             Percent of Class(3)
-----------------------------------              ----------------------------             -------------------
Dennis P. O'Brien                                            9,050                                   *

Gerald L. Wannarka                                          12,450                                   *

All directors and executive officers as a                  464,521                                 13.3%
group (8 persons)
----------------------
* Less than 1%



         (1) Unless otherwise indicated, includes shares held directly by the individual as well as by such individual's spouse, shares held in trust and in other forms of indirect ownership over which shares the individual effectively exercises sole voting and investment power and shares which the named individual has a right to acquire within sixty days of November 27, 2000, pursuant to the exercise of stock options or warrants.

         (2) Includes the following number of shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of November 27, 2000: Mr. Dresner, 38,975; Mr. Foster, 18,975; Mr. Garbis, 10,763; Mr. Grinstead, 26,475;
                  Mr. Lougee, 18,975; Mr. Miller, 281,012; Mr. O'Brien,
                  8,750; Dr. Wannarka, 12,450; and all directors and executive officers as a group, 416,375.

         (3) Based upon 3,038,641 shares of Common Stock outstanding as of the record date, plus shares of Common Stock issuable within 60 days of November 27, 2000 under option or warrant.

         (4) Consists of shares and warrants owned by Commonwealth BioVentures IV Limited Partnership (54,040 shares and warrants to purchase 32,842 shares which may be exercised within 60 days) and Commonwealth BioVentures V Limited Partnership (189,651 shares and warrants to purchase
                  129,914 shares which may be exercised within 60 days) (collectively the "Funds"). Robert G. Foster is President and a director, and David L. Lougee is a director, of Commonwealth BioVentures, Inc. ("CBI"), which is the general partner of BioVentures Limited Partnership ("BPLP"), which, in turn, is the general partner of each of the Funds. These numbers exclude certain shares and warrants held by Mr. Foster or Mr. Lougee, held jointly by Mr. Foster and his spouse or children, and held by Mr. Foster in a profit sharing plan with CBI. CBI disclaims beneficial ownership of the shares and warrants owned by the Funds except to the extent of its 1% beneficial interest in the Funds. See footnotes 10 and 11.

         (5) The information set forth in the table above is derived solely from a Schedule 13D or 13G or the most recent amendment thereof filed with the Commission.

         (6) Includes 43,556 shares of Common Stock subject to presently exercisable warrants.

         (7) Includes 29,038 shares of Common Stock subject to presently exercisable warrants.

         (8) Includes 204,770 shares of Common Stock subject to presently exercisable warrants.

         (9) Includes warrants to purchase Company Common Stock exercisable for 174,491 shares of non-voting Common Stock, convertible, on a one-for-one basis, into shares of voting Common Stock.

         (10) Mr. Foster, a director of the Company, is the President of CBI, which is the general partner of BPLP, which, in turn, is the general partner of each of the Funds. Mr. Foster disclaims beneficial ownership of all shares held by such entities. See footnote 4.

         (11) Includes 13,619 shares of Common Stock held jointly by Mr. Foster with his wife or children, 2,900 shares
                  Mr. Foster disclaims, 18,975 shares subject to options exercisable within 60 days and 18,791 shares subject to warrants exercisable within 60 days.

         (12) Includes 6,726 shares of Common Stock subject to presently exercisable warrants and 3,942 shares of Common Stock, but excludes 760 shares of Common Stock held by Mr. Miller's children and grandchildren. Mr. Miller disclaims beneficial ownership of the shares of Common Stock held by his children and grandchildren.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with.

                              CERTAIN TRANSACTIONS

         The Company is party to a loan agreement providing for a term loan and a revolving credit facility with Internationale Nederlanden (U.S.) Capital Corporation ("ING"), which is an affiliate of Internationale Nederlanden (U.S.) Investment Corporation, which in turn is the beneficial owner of in excess of 5% of the outstanding Common Stock representing warrants received by ING in financing transactions with the Company. See "Beneficial Ownership." The term loan was in an aggregate principal amount of $3.75 million at July 31, 2000, and matures on March 31, 2003. The term loan bears interest at a rate of either the Eurodollar loan rate plus 3.5%; or the greater of the prime rate plus 1.5% (11.0% at July 31, 2000) or the federal funds rate plus 2.0%. The Company's line of credit with ING was increased in fiscal 1999 in order to permit the Company to borrow up to a maximum of $8.5 million and bears interest at either the Eurodollar rate plus 3.25%; or the greater of the prime rate plus 1.25% (10.75% at July 31, 2000) or the federal funds rate plus 1.75%. On October 31, 2000, the Company's line of credit reverted back to a maximum of $6.5 million.

         Nomura Holding America Inc. ("Nomura") owns $15 million aggregate principal amount of senior subordinated notes issued by the Company. The notes mature on April 30, 2005 and bear 12% interest, payable quarterly in arrears. In connection with the issuance of the notes, Nomura received warrants to purchase in excess of 5% of the Company's outstanding Common Stock at an exercise price of $11.988 per share. See "Beneficial Ownership." Since their issuance in April 1998, the warrants have been adjusted to reduce the exercise price to $4.625 per share.

         Dey Laboratories, an affiliate of EM Industries, Inc. ("EM"), a beneficial owner of in excess of 5% of the outstanding Common Stock, is the exclusive distributor of the Company's EpiPen-Registered Trademark- line of auto-injectors. The Company's contract with EM extends until the year 2010, so long as certain minimum quantity requirements are met, and generated revenues of approximately $23.9 million to the Company in fiscal 2000. In January 1996, a predecessor to Dey Laboratories provided a non-interest-bearing loan to the Company in the amount of $375,000. The loan was repaid in full during fiscal 2000.

         The Company is party to a development, manufacturing and supply agreement with Mylan Laboratories, Inc. ("Mylan"), a beneficial owner of in excess of 5% of the outstanding Common Stock. The Company supplies vials and pre-filled syringes containing certain drug products to be marketed by Mylan. The agreement generated revenue of approximately $637,000 in fiscal 2000, which consisted of a $325,000 license fee and $312,000 of product sales. The contract extends until January 1, 2010.

                                PERFORMANCE GRAPH

         The following graph shows the cumulative stockholder return on the Company's Common Stock during the five-year period ended July 31, 2000 as compared to (i) an overall stock market index, the NASDAQ (U.S.) Index, and
(ii) a peer group index, the S&P Medical Products and Supplies Index. The graph assumes that $100 was invested on August 1, 1995, and the yearly points marked on the horizontal axis correspond to July 31 of the indicated year.


                                PERFORMANCE GRAPH





                                    [GRAPH]





                      STOCKHOLDER VALUE AT FISCAL YEAR END
-------------------------------------------------------------------------------------------------------------
                                         1995        1996         1997        1998         1999        2000
-------------------------------------------------------------------------------------------------------------
NASDAQ (U.S.) Index                      $100        $109         $161        $189         $270        $385
-------------------------------------------------------------------------------------------------------------
Meridian Medical Technologies, Inc.      $100        $118          $82        $148          $90        $161
-------------------------------------------------------------------------------------------------------------
S&P Medical Products & Supplies Index    $100        $114         $175        $220         $250        $287
-------------------------------------------------------------------------------------------------------------

       PROPOSAL 2 - APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

         On September 27, 2000, the Board of Directors adopted, subject to stockholder approval, the Meridian Medical Technologies, Inc. Employee Stock Purchase Plan (the "Purchase Plan") and reserved 250,000 shares of Common Stock for issuance under the Purchase Plan subject to the stockholder approval solicited by this proxy statement.

DESCRIPTION OF THE PLAN

         The purpose of the Purchase Plan is to provide eligible employees of the Company and its designated affiliates with an opportunity to purchase shares of Common Stock of the Company through accumulated payroll deductions. It is the Company's intention that the Purchase Plan qualify as an employee stock purchase plan under Section 423 of the Code.

         The following summary of the material terms of the Purchase Plan is qualified in its entirety by reference to the full text of the Purchase Plan, a copy of which is available by writing to the Company at its principal executive office, 10240 Old Columbia Road, Columbia, Maryland 21046, Attention: Assistant Corporate Secretary. Unless otherwise specified, capitalized terms used herein have the meaning assigned to them in the Purchase Plan.

         ELIGIBILITY. Shares are purchased under the Purchase Plan by means of the grant of Options to participants on the first day of recurring Option Periods (described below) which Options are then exercised on the last day of the respective Option Periods. As of the commencement of the first Option Period occurring at least 90 days after becoming an employee, any individual who is customarily employed by the Company or any designated affiliate for at least 20 hours per week will be eligible to participate in the Purchase Plan. As of November 1, 2000, approximately 330 employees would have been eligible to participate in the Purchase Plan if the Purchase Plan were in effect as of such date.

         A participant is not eligible for the grant of an Option to purchase shares under the Purchase Plan if, immediately after such grant, the participant would own capital stock constituting five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or of any affiliate of the Company. For purposes of determining whether a participant meets this five percent (5%) limit, stock which may be purchased under all outstanding options is treated as stock owned by the participant.

         SHARES SUBJECT TO PURCHASE. A total of 250,000 shares of Common Stock are available for sale pursuant to the Purchase Plan, subject to adjustment pursuant to antidilution provisions. Should any shares covered by an Option fail to be sold at the end of any Option Period, such shares may again be available for purchase in subsequent Option Periods.

         ADMINISTRATION. The Purchase Plan will be administered by an Administrator appointed by the Board of Directors. Unless otherwise determined by the Board, the Company's Chief Executive Officer will be the Administrator. The Administrator shall have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan.

         OPTION PERIODS. Shares will be issued through a series of successive Option Periods, each of approximately six (6) months duration, subject to the right of the Administrator to change the duration of Option Periods. Each participant will be granted a separate Option to purchase shares of Common Stock for each Option Period in which he or she participates. Options under the Purchase Plan will be granted on the first Business Day of January and July of each year and will be automatically exercised on the last Business Day in the immediately succeeding June and December, respectively, of each year. Each Option entitles the participant to purchase the number of shares of Common Stock obtained by dividing the participant's payroll deductions for the Option Period by the purchase price in effect for such period. The Administrator has the power to change the duration and/or frequency of Option Periods without stockholder or participant approval.

         PURCHASE PROVISIONS. Each participant may authorize periodic payroll deductions in any multiple of one percent (1%) of his or her cash Compensation, up to a maximum of fifteen percent (15%). A participant may not increase his or her rate of payroll deduction for an Option Period after the start of that period, but he or she may decrease the rate once per Option Period. On the last Business Day of each Option Period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of shares of Common Stock at the Option Price in effect for that Option Period.

         OPTION PRICE. The Option Price per share of Common Stock that will be purchased on the participant's behalf for each Option Period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that Option Period or (ii) the fair market value per share of Common Stock on the last day of that Option Period. In no event shall the Option Price per share be less than the par value per share of the Common Stock.

         LIMITATIONS. The Purchase Plan imposes certain limitations on a participant's rights to acquire Common Stock. No participant may purchase more than 5,000 shares of Common Stock (subject to adjustment pursuant to antidilution provisions) with respect to any Option Period. Furthermore, no Option granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such Option is granted) for each calendar year during which the Option is outstanding at any time.

         WITHDRAWAL; TERMINATION OF PURCHASE RIGHTS. A participant may withdraw from participation in the Purchase Plan during an Option Period by giving written notice of withdrawal at least five (5) Business Days before the end of the applicable Option Period. Upon withdrawal from participation in the Purchase Plan, the participant's accumulated payroll deductions will be refunded as soon as possible without interest. An employee is eligible to participate in the Purchase Plan during subsequent Option Periods after withdrawing from participation in the Purchase Plan during an Option Period.

         A participant's Option will immediately terminate as of the date the participant ceases to be an employee for any reason, and his or her accumulated payroll deductions will be promptly refunded, without interest.

         DURATION, AMENDMENT AND TERMINATION. The Purchase Plan will terminate upon the earliest to occur of (i) September 27, 2010 or (ii) the date on which all available shares are issued. The Board of Directors may at any time amend or terminate the Purchase Plan. Any amendment of the Purchase Plan must be approved by stockholders of the Company to the extent stockholder approval is required by applicable law or regulations or the requirements of the principal securities exchange upon which the Common Stock then is listed. In addition, any amendment of the Purchase Plan must be approved by each affected participant if such amendment or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment or termination.

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion briefly summarizes certain federal income tax consequences of participation in the Purchase Plan and does not attempt to describe all possible federal or any foreign, state, local or other tax consequences of such participation or tax consequences based upon particular circumstances.

         The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code. A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received by the participant. No other income with respect to the shares purchased will be taxable to the participant until disposition of the shares acquired or the participant's death. The tax consequences upon disposition will generally depend upon the holding period of the purchased shares.

         If a participant disposes of purchased shares within two (2) years after the first day of the Option Period in which such shares were acquired (the "Option Grant Date") or within one (1) year after the last day of such Option Period (the "Option Exercise Date") (the "required holding period"), then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the Option Exercise Date exceeded the purchase price paid for those shares. In addition, the participant will recognize (i) capital gain equal to the excess, if any, of the proceeds from the sale over the fair market value of the shares as of the applicable Option Exercise Date, or (ii) capital loss equal to the amount the proceeds from disposition of the shares are less than the fair market value of the shares as of the Option Exercise Date. The Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income a participant recognizes upon disposition of the shares prior to expiration of the required holding period.

         If a participant disposes of the purchased shares (i) more than two (2) years after the Option Grant Date and more than one (1) year after the actual purchase date of those shares or (ii) in the event of the participant's death, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the date of disposition or the date of the participant's death exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the Option Grant Date. The participant will recognize capital gain equal to the excess, if any, of the proceeds from the disposition over the sum of the purchase price paid by the participant for the shares and the amount of ordinary income the participant recognizes. If the proceeds from the disposition of the shares are less than the purchase price paid by the participant, the participant will be entitled to a capital loss. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

         The rules governing employee stock purchase plans are very technical, so that the above description of the tax consequences is general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         ACCOUNTING TREATMENT

         Under current accounting principles utilized by the Company, the issuance of Common Stock under the Purchase Plan will not require any charge against earnings. The Company is required to disclose in a footnote to its financial statements the pro forma effects of stock-based compensation arrangements on net income and earnings per share, based on the fair value of the purchase rights granted under the Purchase Plan.

CERTAIN OTHER INFORMATION

         Approval of the Purchase Plan requires the affirmative vote of a majority of the total votes cast on the proposal in person or represented by proxy at a meeting at which a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

        PROPOSAL 3 - APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN

         On September 27, 2000, the Board of Directors adopted the Meridian Medical Technologies, Inc. 2000 Stock Incentive Plan (the "2000 Plan") and reserved 500,000 shares of Common Stock for issuance under the 2000 Plan subject to the stockholder approval solicited by this proxy statement.

DESCRIPTION OF THE PLAN

        The Board of Directors and management believe that the ability to make grants under stock option plans has enhanced the Company's ability to attract and retain qualified employees. They further believe that it is in the best interests of the Company and its stockholders to recognize the contributions of all employees in the success of the Company by providing appropriate incentives to its employees, including grants of options.

        The Company has had stock option plans for a number of years, the most recent of which are the Company's 1986 Stock Option Plan ("1986 Plan") and 1997 Long-Term Incentive Plan ("1997 Plan"). As of November 11, 2000, 6,958 and 13,455 shares of Common Stock remain available for future grants under the 1986 Plan and the 1997 Plan, respectively. The Board of Directors has adopted the 2000 Plan in order to ensure that the Company can continue to make grants in the event that all shares of Common Stock remaining available for future grants under the 1986 Plan and the 1997 Plan are issued. Unlike the 1986 Plan and 1997 Plan, grants under the 2000 Plan are limited to options and restricted stock. Furthermore, options granted under the 2000 Plan may not be repriced.

         The purpose of the 2000 Plan is to assist management in attracting, retaining and providing incentives to key employees and others who provide services to the Company by offering them the opportunity to acquire or increase their proprietary interest in the Company and to promote the identification of their interests with those of the stockholders of the Company.

         The following summary of the material terms of the 2000 Plan is qualified in its entirety by reference to the full text of the 2000 Plan, a copy of which is available by writing to the Company at its principal executive office, 10240 Old Columbia Road, Columbia, Maryland 21046, Attention: Assistant Corporate Secretary. Unless otherwise specified, capitalized terms used herein have the meaning assigned to them in the 2000 Plan.

         ELIGIBILITY. The 2000 Plan provides for grants of nonstatutory stock options, incentive stock options and restricted stock, referred to herein as the "Awards", to employees, directors, persons hired to be employees of the Company, and consultants or independent contractors to the Company. Incentive stock options may not be granted to persons who are not employees of the Company or an affiliate.

         SHARES AVAILABLE FOR GRANTS AND AWARDS. Pursuant to the terms of the 2000 Plan, the maximum number of shares that may be issued under the 2000 Plan is 500,000 shares, subject to adjustment pursuant to antidilution provisions. The maximum number of shares with respect to which any employee may be granted Awards under this Plan during its term is 200,000 shares, subject to adjustment pursuant to antidilution provisions.

         Subject to the terms of the 2000 Plan, if an option expires or terminates without having been fully exercised, or if shares of restricted stock are forfeited, the unissued or forfeited shares of Common Stock which had been covered thereby will become available for the grant of additional Awards under the 2000 Plan.

         ADMINISTRATION. The 2000 Plan is administered by such committee(s), subcommittee(s), or person(s) appointed by the Board of Directors, herein referred to as the "Committee". If no such appointment is in effect at any time, the Committee means the Board of Directors. Subject to the terms of the 2000 Plan, the Committee is authorized to make Awards and to otherwise administer the 2000 Plan. Subject to the terms of the 2000 Plan, the Chief Executive Officer of the Company has the power to administer the 2000 Plan and has the full authority of the Committee with respect to Awards granted to employees who are not subject to the requirements of Section 16(a) of the Exchange Act.

         The 2000 Plan provides that it will terminate on September 27, 2010. The Board of Directors may at any time amend or terminate the 2000 Plan. Any amendment of the 2000 Plan must be approved by stockholders of the Company to the extent stockholder approval is required by applicable law or regulations or the requirements of the principal securities exchange upon which the Common Stock is then listed. In addition, any amendment to the 2000 Plan must be approved by each affected participant if such amendment or termination would adversely affect his or her rights or obligations under any Award granted prior to the date of such amendment or termination. The 2000 Plan will remain in effect after its termination for the purpose of administering outstanding Awards.

         Except as otherwise provided by the Committee, Awards under the 2000 Plan may not be assigned, alienated or encumbered.

         LIMITS ON AGGREGATE AWARDS. The 2000 Plan limits the number of shares of Common Stock with respect to which any employee may receive Awards during the term of the 2000 Plan to 200,000 shares, subject to adjustment pursuant to antidilution provisions. Under current tax law requirements, to the extent that the aggregate fair market value of stock with respect to which incentive stock options granted under the 2000 Plan (and other stock option plans maintained by the Company) are exercisable for the first time by a participant during any calendar year exceeds $100,000 (determined at the time of the grant of the option), the option will not be treated as an incentive stock option for federal income tax purposes.

         STOCK OPTIONS. The 2000 Plan authorizes the grant of nonstatutory stock options and incentive stock options. The exercise of an option permits the participant to purchase shares of Common Stock at a specified exercise price per share. Options granted under the 2000 Plan are exercisable upon such terms and conditions as the Committee shall determine.

         The exercise price per share and manner of payment for shares purchased pursuant to options are determined by the Committee, subject to the terms of the 2000 Plan. The per share exercise price of incentive stock options and nonstatutory stock options granted under the 2000 Plan may not be less than the fair market value per share of the Common Stock at the time of the grant, except that incentive stock options granted to a participant who is a ten percent (10%) stockholder (after applying certain stock ownership attribution rules) may not have an exercise price less than one hundred ten percent (110%) of such fair market value.

         The 2000 Plan provides that the term during which options may be exercised shall be determined by the Committee, except that no option may be exercised after ten years (five years in the case of incentive stock options granted to a participant who is a ten percent (10%) stockholder, after applying certain stock ownership attribution rules) following its date of grant.

         RESTRICTED STOCK. Restricted stock grants consist of shares of Common Stock, granted without payment of cash consideration by the grantee unless otherwise specified in the agreement relating thereto, that are restricted against transfer, subject to forfeiture and subject to such other terms, conditions and restrictions, for such period or periods, as shall be determined by the Committee. Such terms may provide, in the discretion of the Committee, for the vesting of restricted stock grants to be contingent upon the achievement of one or more performance goals established by the Committee and specified in the agreement. The performance goals may be based on earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet, income statement or other financial statement objectives, or any other objective goals established by the Committee and specified in the agreement. The goals may be absolute in their terms or measured against or in relationship to other companies similarly or otherwise situated.

         Restricted stock granted under the 2000 Plan and the right to vote shares of such restricted stock and to receive dividends thereon may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered during the restriction period. With the exception of these restrictions, the recipient of a restricted stock award has all other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote shares granted.

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

         The following discussion briefly summarizes certain federal income tax consequences of stock options and restricted stock granted under the 2000 Plan and does not attempt to describe all possible federal or any foreign, state, local or other tax consequences of such participation or tax consequences based on particular circumstances.

         INCENTIVE STOCK OPTIONS. In general, a participant who disposes of shares acquired pursuant to the exercise of an incentive stock option more than two years after the date such incentive stock option is granted and more than one year after the incentive stock option is exercised to acquire such shares, is not required to recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the exercise date is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an incentive stock option within certain specified periods of time after termination of employment, the option is treated for federal income tax purposes in the same manner as a nonstatutory stock option, as described below.

         The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an incentive stock option will be treated as a capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

         NONSTATUTORY STOCK OPTIONS. A participant generally is not required to recognize income on the grant of a nonstatutory stock option. Instead, ordinary income generally is required to be recognized on the date the nonstatutory stock option is exercised. In general, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price.

         RESTRICTED STOCK. Shares of restricted stock granted under the 2000 Plan will generally be subject to a substantial risk of forfeiture for the period of time specified in the grant. Unless a participant who is granted shares of restricted stock makes an election under Section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income at the time of the grant of the restricted stock. Instead, on the date the substantial risk of forfeiture lapses, the participant will be required to recognize ordinary income in an amount equal to the fair market value of the shares on such date, less the amount, if any, paid for the shares. If a participant makes a Section 83(b) election to recognize ordinary income on the date the shares are granted, the amount of ordinary income required to be recognized is an amount equal to the fair market value of the shares on the date of grant over the amount, if any, paid for the shares. In such case, the participant will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

         GAIN OR LOSS ON SALE OR EXCHANGE OF 2000 PLAN SHARES. In general, gain or loss from the sale or exchange of shares granted under the 2000 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a "disqualifying disposition"), a participant may be required to recognize ordinary income upon such disposition.

         DEDUCTIBILITY BY COMPANY. The Company generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In the case of a nonstatutory stock option (including an incentive stock option that is treated as a nonstatutory stock option, as described above) or a grant of restricted stock, at the same time the participant is required to recognize ordinary income, the Company generally will be allowed a deduction in an amount equal to the amount of ordinary income so recognized.

         Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held company to certain executives to the extent it exceeds $1 million for the taxable year. The 2000 Plan has been designed to allow the Committee to make awards under the 2000 Plan that qualify under an exception to the deduction limit for "performance-based compensation."

         Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a twenty percent (20%) excise tax on, and the Company or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. The Committee may grant options and restricted stock for which the vesting is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain Company employees.

         The rules governing the tax treatment of Awards granted under the 2000 Plan are very technical, so that the above description of tax consequences is general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under federal income tax laws.

ACCOUNTING TREATMENT

         Under current accounting principles utilized by the Company, neither the grant nor the exercise of an incentive stock option or a nonstatutory stock option under the 2000 Plan with an exercise price not less than the fair market value of Common Stock at the date of grant requires any charge against earnings. The Company is required to disclose in a footnote to its financial statements the pro forma effects of stock-based compensation arrangements on net income and earnings per share, based on the estimated grant date fair value of stock options that are expected to vest.

         Restricted stock will require a charge to earnings representing the value of the benefit conferred, which may be spread over the restrictive period. Such charge is based on the market value of the shares transferred at the time of issuance.

AWARDS PURSUANT TO THE 2000 PLAN

         Subject to stockholder approval of the 2000 Plan, the Board of Directors has granted Mr. Miller an option under the 2000 Plan covering 25,000 shares at an exercise price of $15.00 per share. The option vests in cumulative annual installments of 25%, commencing one year from the date of grant and expires ten years from the date of grant. It is also anticipated that, subject to stockholder approval of the 2000 Plan, the 2000 Plan will be used to continue the Company's program of nonstatutory stock option grants to non-employee directors.

CERTAIN OTHER INFORMATION

         Approval of the 2000 Plan requires the affirmative vote of a majority of the total votes cast on the proposal in person or represented by proxy at a meeting at which a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN.

               PROPOSAL 4 - RATIFICATION OF INDEPENDENT AUDITORS

         On September 27, 2000, the Board of Directors selected the firm of Ernst & Young LLP as independent auditors of the Company for fiscal year 2001. This nationally known firm has no direct or indirect financial interest in the Company.

         Although not legally required to do so, the Board of Directors is submitting the selection of Ernst & Young LLP as the Company's independent auditor for fiscal 2001 for ratification by the stockholders at the Annual Meeting. If a majority of the shares of Common Stock represented in person or by proxy at the meeting is not voted for ratification, the Board will reconsider its appointment of Ernst & Young LLP as independent auditors for the current fiscal year.

         A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR FISCAL 2001.

                                 OTHER BUSINESS

         The Company does not presently know of any matters that will be presented for action at the meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.

                                 ANNUAL REPORTS

         The Company's Annual Report to Stockholders is enclosed with this Proxy Statement. The Company also has filed with the SEC an Annual Report on Form 10-K, as amended, for the fiscal year ended July 31, 2000 (the "Form 10-K"). COPIES OF THE FORM 10-K ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, 10240 OLD COLUMBIA ROAD, COLUMBIA, MARYLAND 21046,
ATTENTION: ASSISTANT CORPORATE SECRETARY AND ALSO MAY BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC'S HOME PAGE ON THE INTERNET AT "http://www.sec.gov." The Form 10-K report and Annual Report to Stockholders are not part of these proxy solicitation materials.

                       2001 ANNUAL MEETING OF STOCKHOLDERS

         It presently is contemplated that the annual meeting of stockholders following fiscal 2001 will be held on or about January 8, 2002. Under the current rules of the Securities and Exchange Commission, in order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials of the Company for the fiscal 2001 annual meeting of stockholders, it must be received by the secretary of the Company no later than August 13, 2001, by certified mail, return receipt requested. In addition, pursuant to Section
2.10 of the Company's Amended and Restated By-Laws, notice of a stockholder proposal or of a nomination by stockholders of individuals for election to the Company's Board of Directors, whether or not such nomination or proposal is proposed to be included in the Company's proxy materials, must be received by the secretary of the Company no later than August 13, 2001, by certified mail, return receipt requested and must be accompanied by a written notice setting forth with particularity the names and addresses of the proponents and all persons acting in concert with the proponent, the names and addresses of the proponent and all persons acting in concert with the proponent as they appear on the Company's books (if they so appear), the class and number of shares of Common Stock of the Company beneficially owned by the proponent, a description of the proposal setting forth all material information and other such information as the Board of Directors reasonably determines is necessary or appropriate.

         In addition, the proxies appointed by the Company may exercise discretionary authority when voting on a stockholder proposal properly presented at the Company's 2001 annual meeting of stockholders that is not included in the Company's proxy statement for such meeting if such proposal is received by the Company after August 13, 2001. If notice of such a stockholder proposal is received by the Company on or prior to such date, such proposal is properly presented at the 2001 annual meeting and is not included in the Company's proxy statement for such meeting, the proxies appointed by the Company may exercise discretionary authority if, in such proxy statement, the Company advises stockholders on the nature of such proposal and how the proxies appointed by the Company intend to vote on such proposal, unless the stockholder submitting such proposal satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to the Company's stockholders.

                                            By Order of the Board of Directors,

                                            /s/ Tiffany Roebuck
                                            -----------------------------
                                            Tiffany Roebuck
                                            ASSISTANT CORPORATE SECRETARY

                                                                      EXHIBIT A

                       MERIDIAN MEDICAL TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors of any proposed changes in compliance with applicable requirements of self-regulatory organizations. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. The members of the committee will meet the applicable independence and experience requirements of self-regulatory organizations.

STATEMENT OF POLICY

The audit committee shall assist the board of directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting process and the annual independent audit of the Company's financial statements. In so doing, there shall be free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose. All employees will be directed to cooperate with respect thereto as requested by members of the audit committee.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of its activities to the board. It is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

         - The committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls. Further, the committee shall meet with the independent auditors, with and without management present, to discuss the results of their examinations.

         - To the extent practicable, the committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

         - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                       MERIDIAN MEDICAL TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         1. DEFINITIONS. In this Plan, except where the context otherwise indicates, the following definitions apply:

                  1.1. "Administrator" means such committee(s) or person(s) as the Board may appoint to administer the Plan. Unless otherwise determined by the Board, the Company's Chief Executive Officer shall be the Administrator.

                  1.2. "Affiliate" means a parent or subsidiary corporation of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

                  1.3. "Board" means the Board of Directors of the Company.

                  1.4. "Business Day" means any day other than a Saturday, Sunday or legal holiday in New York, New York, except as otherwise determined by the Administrator.

                  1.5. "Code" means the Internal Revenue Code of 1986, as amended

                  1.6. "Common Stock" means the common stock, par value $.01 per share, of the Company.

                  1.7. "Company" means Meridian Medical Technologies, Inc., a Delaware corporation, and any successor thereto.

                  1.8. "Compensation" means the base salary (consisting of regular straight time gross earnings, including holiday, vacation and sick pay and any salary reduction contribution by an Employee to a plan described in Section 401(k) or Section 125 of the Code that is maintained by the Company or a Designated Affiliate), commissions, payments for overtime, shift premiums and shift differentials paid to an Employee by the Company or a Designated Affiliate in accordance with established payroll procedures. By way of illustration and not by way of limitation, "Compensation" shall not include relocation assistance payments, geographical hardship pay, noncash compensation, prizes, awards, automobile allowances, severance-type payments, deferred compensation, income realized as a result of participation in any stock option, stock purchase or similar plan maintained by the Company or a Designated Affiliate, contributions (other than payroll deduction contributions) by the Company or a Designated Affiliate to a plan described in Section 401(k) or Section 125 of the Code that is maintained by the Company or a Designated Affiliate and other special payments or reimbursements.

                  1.9. "Custodian" means a custodian, or any successor thereto, as appointed by the Administrator from time to time with respect to Shares issued under this Plan.

                  1.10. "Designated Affiliate" means any Affiliate that has been designated by the Board or the Administrator as eligible to participate in the Plan.

                  1.11. "Employee" means any person who is an employee of the Company or a Designated Affiliate and whose customary employment by the Company or a Designated Affiliate is at least twenty (20) hours per week. The status of a person as an Employee shall not be affected by a leave of absence from employment agreed to in writing by the Company or a Designated Affiliate, as the case may be, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract, policy, or statute.

                  1.12. "Enrollment Form" means the form prescribed by the Administrator, that must be (a) completed and executed by an Employee who elects to participate in the Plan and (b) filed with the Administrator.

                  1.13. "Exercise Date" means June 30th and December 31st of each Plan Year and/or such other date(s) as may be specified by the Administrator; provided, however, that if any Exercise Date shall not be a Business Day in any Plan Year, then for purposes of that Plan Year such Exercise Date shall be the first Business Day following such Exercise Date, except that if any Exercise Date falling on December 31st shall not be a Business Day, then such Exercise Date shall be the next Business Day preceding such December 31st.

                  1.14. "Fair Market Value" means, unless otherwise determined by the Administrator, an amount equal to the last reported sale price for a Share in the Nasdaq Stock Market as reported by such source as the Administrator may select, or, if such price quotations of the Common Stock are not then reported, then the fair market value of a Share, as determined by the Administrator, pursuant to a reasonable method adopted in good faith for such purpose.

                  1.15. "Notice" means a notice provided by an Employee to the Administrator (or other designated party) in such form (which may be written, telephonic, electronic, or other means of communication) as may be specified by the Administrator (or other designated party).

                  1.16. "Offering Date" means January 1st and July 1st of each Plan Year and/or such other date(s) as may be specified by the Administrator; provided, however, that (a) if any Offering Date shall not be a Business Day in any Plan Year, then for purposes of that Plan Year such Offering Date shall be the first Business Day following such Offering Date, and (b) no Offering Date shall occur prior to the date the Plan is approved by the Company's stockholders.

                  1.17. "Option" means an option granted pursuant to Section 7 hereof.

                  1.18. "Option Period" means the period beginning on an Offering Date and ending on the next succeeding Exercise Date.

                  1.19. "Option Price" means the purchase price of shares of Common Stock hereunder as provided in Section 8 hereof.

                  1.20. "Participant" means any Employee who (a) is eligible to participate in the Plan under Section 5 hereof and (b) elects with respect to an Offering Period to participate in this Plan pursuant to Section 5 hereof.

                  1.21. "Plan" means the Meridian Medical Technologies, Inc. Employee Stock Purchase Plan, as amended from time to time.

                  1.22. "Plan Account" or "Account" means a bookkeeping account established and maintained hereunder by the Administrator and /or the Custodian in the name of each Participant.

                  1.23. "Plan Year" means the twelve (12) month period beginning January 1 of each year and ending on the following December 31; provided, however, that the first Plan Year shall begin on the date the Plan is approved by the Company's stockholders and end the following December 31.

                  1.24. "Share" means a share of Common Stock.

         2. PURPOSE

         The purpose of this Plan is to provide Employees of the Company and its Designated Affiliates with an opportunity to purchase shares of Common Stock of the Company and thereby to encourage Employee participation in the ownership and economic success of the Company. It is the Company's intention that this Plan qualify as an employee stock purchase plan under Section 423 of the Code and be construed in a manner consistent with the requirements thereof.

         3. ADMINISTRATION OF PLAN

                  3.1. The Administrator shall administer the Plan. Subject to the provisions of the Plan, the Administrator shall have plenary authority and full power to construe and interpret the Plan and any Enrollment Form or Notice, to prescribe, adopt, amend and rescind rules and regulations not inconsistent with the Plan or Section 423 of the Code relating to and, in the Administrator's discretion, deemed desirable and appropriate for, the administration of the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The interpretations, determinations and decisions of the Administrator in respect to the Plan shall be final, binding and conclusive. The Administrator shall have the authority to appoint any other person (or persons) or entity (or entities) to manage the Plan (or specified aspects thereof) and to delegate to them such authority with respect to the administration of the Plan as the Administrator, in its sole discretion, deems advisable from time to time.

                  3.2. The Custodian shall act as custodian with respect to Shares issued under the Plan, and shall perform such duties as are set forth in the Plan and in any agreement between the Company and the Custodian.

         4. EFFECTIVE DATE; TERM OF PLAN

                  4.1. The Plan and any amendment thereto shall become effective on the date established by the Board.

                  4.2. Unless sooner terminated pursuant to Section 15 hereof or Section 21 hereof, the Plan shall terminate on the earlier of the tenth
(10th) anniversary of the date on which the Plan is adopted by the Board or approved by the Company's stockholders. Upon any termination of the Plan, the amount, if any, credited to each Participant's Account shall be refunded to each such Participant or, in cases where such a refund may not be possible, otherwise disposed of in accordance with policies and procedures prescribed by the Administrator.

         5. ELIGIBILITY

         An Employee shall be eligible to participate in the Plan as of the first Offering Date occurring at least ninety (90) days after becoming an Employee. An eligible Employee may become a Participant as of such Offering Date or as of any subsequent Offering Date by executing and filing an Enrollment Form with the Administrator at least fifteen (15) days prior to the applicable Offering Date. Notwithstanding any other provision of this Plan, no Employee may participate in the Plan if, immediately after an Offering Date, such Employee would be deemed for purposes of Section 423(b)(3) of the Code to possess five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Affiliate.

         6. PAYROLL DEDUCTIONS

                  6.1. Payment by a Participant for Shares to be purchased by the Participant under the Plan shall be made by authorized payroll deductions from each payment of Compensation to the Participant on each payday during an Option Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) of the Participant's Compensation on each such payday in accordance with the Enrollment Form executed by the Participant.

                  6.2. Payroll deductions for each Option Period shall commence on the first payday following the Offering Date for the applicable Option Period and shall end on the last payday prior to the Exercise Date of the applicable Option Period; provided, however, that any payday within five
(5) Business Days preceding the Exercise Date shall be included in the immediately subsequent Option Period and shall, for purposes of this Plan, be treated as if occurring during such subsequent Option Period.

                  6.3. All amounts deducted from a Participant's Compensation pursuant to this Section 6 shall be credited to such Participant's Account. A Participant may not have any additional payments or contributions credited to his or her Account other than payroll deductions pursuant to the provisions of this Section 6.

                  6.4. A Participant may not increase the percentage of his or her payroll deductions during any Option Period. A Participant may decrease the percentage of his or her payroll deductions once during any Option Period by executing and filing a new Enrollment Form with the Administrator. Any such decrease in percentage shall be effective as of the beginning of the next calendar month following the date of such filing if such filing occurred at least ten (10) Business Days (or such other period as may be specified by the Administrator) prior to the beginning of such month or, if such filing did not occur at least ten (10) Business Days (or such other period as may be specified by the Administrator) prior to the beginning of such month, as of the beginning of the next succeeding calendar month following the date of filing by the Participant of such new Enrollment Form.

                  6.5. A Participant may increase or decrease the percentage of his or her payroll deductions for any subsequent Option Period by executing and filing a new Enrollment Form with the Administrator at least fifteen (15) days prior to the Offering Date on which such subsequent Option Period commences.

                  6.6. By filing Notice with the Administrator, a Participant may discontinue his or her payroll deductions during an Option Period and have the payroll deductions previously made by him or her during that Option Period remain in the Participant's Account to purchase Shares on the Exercise Date for such Option Period, provided that he or she is an Employee as of that Exercise Date. If a Participant discontinues payroll deductions during an Option Period pursuant to this Section 6.6, any amount remaining in the Participant's Account after the purchase of Common Stock on the Exercise Date shall be refunded without interest to the Participant. Any Participant who discontinues payroll deductions during an Option Period pursuant to this
Section 6.6 may again become a Participant for a subsequent Option Period by executing and filing a new Enrollment Form in accordance with Section 5 hereof.

         7. GRANT OF OPTION

         Subject to the provisions of the Plan, on the Offering Date for each Option Period, each Participant shall be granted an Option to purchase the largest number of Shares that can be purchased with the Participant's Account balance. Unless otherwise determined by the Administrator, Shares purchased shall include fractional Shares calculated to at least three decimal places. The number of Shares purchased during an Option Period shall be determined by dividing the Participant's Account balance as of such Exercise Date by the Option Price per Share.

         8. OPTION PRICE

         The Option Price per Share purchased by a Participant pursuant to the exercise of an Option shall be eighty-five percent (85%) of Fair Market Value on either the Offering Date or the Exercise Date for the applicable Option Period, whichever is lower, but in no event shall the Option Price per share be less than the par value per share of the Common Stock.

         9. PURCHASE OF SHARES

         Subject to the provisions of the Plan, on the Exercise Date for each Option Period, the Option granted to each Participant under Section 7 hereof on the Offering Date for such Option Period shall be exercised automatically and the largest number of Shares, including fractional Shares (unless otherwise determined by the Administrator), subject to such Option shall be purchased by the Participant by charging the Participant's Account with the amount equal to the product of (a) the Option Price of such Option and (b) the number of Shares covered by the Option as determined in accordance with
Section 7 hereof. If fractional Shares are not to be purchased for a Participant's Account, any payroll deductions accumulated in a Participant's Account not sufficient to purchase a full Share shall be retained in the Participant's Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant pursuant to Section 18 hereof.

         10. LIMITATIONS ON PURCHASE

         Subject to adjustment pursuant to Section 14 hereof, no Participant shall purchase more than 5,000 Shares with respect to any Option Period. Notwithstanding any provision of this Plan to the contrary, no Participant shall be granted an Option under Section 7 hereof that gives the Participant the right to purchase Shares that will exceed the limitations imposed by
Section 423(b)(8) of the Code (relating to an annual $25,000 per Participant limitation on purchases of Shares under the Plan).

         11. TRANSFERABILITY OF RIGHTS

         During a Participant's lifetime, an Option granted to a Participant hereunder shall be exercisable only by the Participant. Neither amounts credited to a Participant's Account nor any rights of a Participant with regard to an Option may be assigned, alienated, encumbered, transferred, pledged or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any attempt by a Participant to make any such prohibited assignment, alienation, encumberment, transfer, pledge or disposition shall be null and void and without effect, provided that the Administrator may treat any such attempted assignment, transfer, pledge or disposition as a withdrawal Notice in accordance with Section 18 hereof.

         12. DELIVERY

         As promptly as practicable after each Option Period, the Company shall arrange for the Shares purchased by each Participant on the Exercise Date for such Option Period to be delivered to the Custodian for crediting to the Participant's Account.

         13. COMMON STOCK SUBJECT TO THE PLAN

                  13.1. Subject to adjustment as provided in Section 14 hereof, the maximum number of Shares that may be issued under the Plan shall be 250,000 Shares.

                  13.2. If an Option shall terminate for any reason without being exercised under Section 9 hereof, the unissued Shares which had been subject to such Option shall be available for the grant of additional Options and for issuance and sale under the Plan.

         14. CAPITAL ADJUSTMENTS

         In the event of any change or adjustment in the outstanding Shares by reason of any stock dividend, stock split (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or other similar change in corporate structure or otherwise, the Administrator, in its discretion, may make or provide for a substitution for, or adjustment in, (a) the number and class of stock or other securities that may be reserved for purchase or purchased under the Plan, (b) the number of Shares covered by each Option that has not yet been exercised, (c) the maximum number of Shares that may be purchased by a Participant with respect to any Option Period, (d) the Option Price, and (e) the aggregate number and class of Shares that may be issued and purchased under the Plan.

         15. INSUFFICIENT SHARES

         Notwithstanding any provision of this Plan to the contrary, if the aggregate funds available for the purchase of Shares on any Exercise Date would cause an issuance of Shares in excess of the number of Shares then available for issuance and sale under the Plan, then (a) the Administrator shall proportionately reduce the number of Shares which would otherwise be purchased by each Participant on such Exercise Date in order to eliminate such excess, and (b) the Plan shall automatically terminate immediately after such Exercise Date. In such event, the Company shall give Notice of such reduction to each Participant affected thereby.

         16. CONFIRMATION

         Each purchase of Shares under the Plan by a Participant shall be confirmed by the Company in writing to the Participant.

         17. RIGHTS AS STOCKHOLDERS

                  17.1. Shares purchased by a Participant on any Exercise Date shall, for all purposes, be deemed to have been issued, sold and transferred to the Participant as of the close of business on such Exercise Date. Prior to such time, none of the rights or privileges of a stockholder of the Company shall exist with respect to such Shares and the Participant shall have no interest or voting rights in such Shares.

                  17.2. As of the close of business on the Exercise Date for the applicable Option Period, each Participant shall be entitled to vote the number of Shares credited to his or her Participant Account (including fractional Shares credited to such Account) on any matter as to which the approval of the Company's stockholders is sought. If a Participant does not vote or grant a valid proxy with respect to Shares credited to his or her Account, such Shares shall be voted by the Custodian in accordance with any stock exchange or other rules governing the Custodian in the voting of shares held for customer accounts. Similar procedures shall apply in the case of any consent solicitation of Company stockholders.

                  17.3. Cash dividends on any Share credited to a Participant's Account shall be automatically reinvested in additional Shares, unless otherwise directed by the Administrator. All cash dividends paid on Shares credited to Participants' Accounts shall be paid over by the Company to the Custodian at the dividend payment date. The Custodian shall aggregate all purchases of Shares in connection with the Plan for a given dividend payment date. Purchases of Shares for purposes of dividend reinvestment shall be made as promptly as practicable (but not more than 30 days) after a dividend payment date. The Custodian shall make such purchases, as directed by the Administrator, either (a) in transactions on any securities exchange upon which the Shares are traded, or if the Shares are not so traded, in the over-the-counter market or in negotiated transactions, or (b) directly from the Company at 100% of the Fair Market Value of a Share on the dividend reinvestment date. Any Shares distributed as a dividend or distribution in respect of Shares or in connection with a split of the Shares shall be credited to the Participants' Accounts. In the event of any other non-cash dividend or distribution with respect to Shares credited to Participants' Accounts, the Custodian shall, if reasonably practicable and at the direction of the Administrator, sell any property received in such dividend or distribution as promptly as practicable and use the proceeds to purchase additional Shares in the same manner as cash paid to the Custodian for purposes of dividend reinvestment.

         18. VOLUNTARY WITHDRAWAL

                  18.1. A Participant may withdraw from participation in the Plan by filing with the Administrator a withdrawal Notice at least five (5) Business Days prior to an Exercise Date. Upon withdrawal, (a) the entire amount, if any, credited to a Participant's Account shall be refunded to the Participant without interest as soon as practicable after receipt of the Participant's withdrawal Notice, (b) the Participant's Option for the Option Period during which the Participant filed a withdrawal Notice automatically shall be terminated, (c) the Participant shall not purchase any Shares under
Section 9 hereof on the Exercise Date for such Option Period, (d) no further payroll deductions for the purchase of Shares under the Plan may be made by the Participant during such Option Period, and (e) the withdrawing Participant shall cease to be a Participant with respect to subsequent Option Periods. Any Participant who withdraws from the Plan pursuant to this Section 18 may again become a Participant with respect to subsequent Option Periods in accordance with Section 5 hereof.

                  18.2. Following the completion of two years from the first day of an Option Period, a Participant may elect to withdraw Shares acquired on the Exercise Date for such Option Period from his or her Account in certificated form or to transfer such Shares from his or her Account to an account of the Participant maintained with a broker-dealer, financial institution or such other person or entity as may be permitted by the Administrator. During the first two years from the first day of the Option Period, all sales and transfers shall only be effectuated by the Custodian on the Participant's behalf. If a Participant elects to withdraw Shares, one or more certificates for whole Shares shall be issued in the name of, and delivered to, the Participant, with such Participant receiving cash in lieu of fractional Shares based on the Fair Market Value of a Share on the date of withdrawal. If Shares are transferred from a Participant's Account to a broker-dealer, financial institution or other permitted recipient, only whole Shares shall be transferred and cash in lieu of any fractional Share shall be paid to such Participant based on the Fair Market Value of a Share on the date of transfer. A Participant seeking to withdraw or transfer Shares shall provide instructions to the Custodian in such manner and form as may be prescribed by the Administrator and the Custodian, which instructions shall be acted upon as promptly as practicable. Withdrawals and transfers shall be subject to any fees imposed in accordance with Section 30 hereof.

                  18.3. Upon termination of employment of a Participant for any reason, the Custodian shall continue to maintain the Participant's Account until the earlier of such time as the Participant withdraws or transfers all Shares in the Account or two years after the Participant ceases to be employed by the Company and its Affiliates. Upon the expiration of such two-year period, Shares credited to the Participant's Account shall be withdrawn or transferred as elected by the Participant or, in the absence of such election, as determined by the Administrator.

         19. TERMINATION OF ELIGIBILITY

         If a Participant ceases to be an Employee for any reason then, as of the date such Participant ceases to be an Employee, (a) the entire amount, if any, credited to the Participant's Account, shall as soon as practicable, be refunded without interest to the Participant or, in the event of the Participant's death, to the beneficiary designated by the Participant pursuant to Section 26 hereof, (b) the Participant's Option for the Option Period during which the Participant ceases to be eligible automatically shall terminate, (c) the Participant shall not purchase any Shares under Section 9 hereof on the Exercise Date for such Option Period, and (d) no further payroll deductions for the purchase of Shares under the Plan may be made by the Participant during such Option Period.

         20. NOTICES

         Any Notice that a Participant provides pursuant to the Plan shall be made in such form and manner as prescribed by the Administrator (or other designated person) and any such Notice or other communications by a Participant to the Administrator (or other designated person) under or in connection with the Plan shall be effective when received by the Administrator or by the person designated by the Administrator for receipt thereof.

         21. TERMINATION OR AMENDMENT OF PLAN

                  21.1. The Board may amend or terminate this Plan in any respect at any time; provided, however, that, after this Plan has been approved by the stockholders of the Company, no amendment or termination of the Plan shall be made by the Board without approval of (a) the Company's stockholders to the extent stockholder approval is required by applicable law or regulations or the requirements of the principal securities exchange or interdealer quotation system upon which the Common Stock then is listed or quoted, if any, and (b) each affected Participant if such amendment or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment or termination. No Options may be granted, no Shares may be issued and no payroll deductions may be made under the Plan after any termination of the Plan. In the event of the termination of the Plan during an Option Period, the entire amount, if any, in the Participant's Account shall as soon as practicable be refunded without interest to the Participant or, in the event of the Participant's death, to the beneficiary designated by the Participant pursuant to Section 26 hereof.

                  21.2. Notwithstanding Section 21.1 hereof, the
Administrator shall have the power to change the duration and/or frequency of Option Periods with respect to future offerings without stockholder or Participant approval. Any such change shall be communicated to Participants prior to the scheduled beginning of the first Option Period to be so affected.

         22. USE OF FUNDS

         All funds received by the Company in connection with this Plan may be used by the Company for any corporate purpose, and the Company shall be under no obligation to segregate such funds.

         23. LEGAL RESTRICTIONS

                  23.1. Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue or sell Shares under the Plan (a) unless the approval of all regulatory bodies deemed necessary by the Administrator have been obtained and unless the issuance, sale and delivery of such Shares pursuant to the Plan shall comply, to the Administrator's complete satisfaction, with all provisions of federal, state or local law deemed applicable by the Administrator and all rules and regulations thereunder, and the requirements of any securities exchange upon which the Common Stock may then be listed or interdealer quotation system upon which the Common Stock is then quoted, or (b) if the Company determines that the issuance, sale or delivery of such Shares pursuant hereto would violate any applicable law or regulation.

                  23.2. The Administrator may require any person acquiring Shares pursuant to the Plan hereunder to represent to, and agree with, the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Administrator may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

         24. GOVERNING LAW

         The Plan and all rights and obligations thereunder shall be governed, construed, administered and enforced in accordance with the laws of the State of Delaware.

         25. NOTICE OF DISPOSITION OF SHARES

         Each Participant shall agree in such form as may be prescribed by the Administrator to promptly provide Notice to the Administrator of any disposition of Shares purchased under the Plan that occurs within two (2) years after the date of grant of the Option pursuant to which such Shares were purchased.

         26. DESIGNATION OF BENEFICIARY

         A Participant may file with the Administrator a written designation of beneficiary who is to receive Shares or cash in the case of the Participant's death. Such designation of beneficiary may be changed by the Participant in writing at any time. In the event of the absence of a beneficiary validly designated under the Plan who is living at the time of the Participant's death, the Participant's beneficiary for purposes of the Plan shall be the Participant's surviving spouse or, if the Participant is not survived by a spouse, the executor or administrator of the Participant's estate.

         27. INDEMNIFICATION OF ADMINISTRATOR

         In addition to such other rights of indemnification as they may have as members of the Board or as the Administrator, each person serving as the Administrator (either alone or with one or more other persons) shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which such person may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option and against all amounts reasonably paid by such person in settlement thereof or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, if such person acted in good faith and in a manner which such person believed to be in, and not opposed to, the best interests of the Company.

         28. REPORTS

         Individual accounts shall be maintained for all Participants. A statement of account shall be provided to each Participant as soon as possible following each Exercise Date, which statement shall set forth the amounts credited to the Participant's Account, the Option Price per share for Shares purchased by the Participant on such Exercise Date, the number of Shares purchased on such Exercise Date and the remaining balance, if any, credited to the Participant's Account.

         29. WITHHOLDING

         The Company or any Designated Affiliate shall be authorized to withhold from any payment to be made to a Participant, including any payroll or other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan, including any disposition of Shares acquired under the Plan. A Participant's enrollment in the Plan by executing an Enrollment Form shall be deemed to constitute his or her consent to such withholding. At the time of a Participant's exercise of an Option or the disposition of Shares acquired under the Plan, the Company may require the Participant to make other arrangements to satisfy tax withholding obligations as a condition to exercise of rights or the distribution of Shares or other amounts credited to the Participant's Account. If so required by the Administrator a Participant shall provide Notice to the Company of sales and other dispositions of Shares acquired under the Plan in order to permit the Company to comply with tax laws and to claim any tax deductions to which the Company may be entitled with respect to the Plan.

         30. COSTS

         Costs and expenses incurred in the administration of the Plan and maintenance of Accounts shall be paid by the Company, including annual fees of the Custodian, provided that brokerage fees and commissions for the purchase of Shares upon reinvestment of dividends and in connection with distributions shall be charged to Participants' Accounts to the extent not paid by the Company. The Custodian may impose or charge to Participants' Accounts a reasonable fee for the withdrawal of Shares in the form of stock certificates, and reasonable fees for other services unrelated to the purchase of Shares under the Plan, to the extent approved in writing by the Company and communicated to Participants. In no event shall the Company pay any brokerage fees and commissions for the sale of Shares acquired under the Plan by a Participant.

         31. MISCELLANEOUS

                  31.1. The establishment of the Plan shall not confer upon any Employee any legal or equitable right against the Company, any Affiliate or the Administrator, except as expressly provided in the Plan.

                  31.2. Participation in this Plan shall not give an Employee any right to be retained in the service of the Company or any Affiliate.

                  31.3. Neither the adoption of the Plan nor its submission, to or approval by, the stockholders of the Company shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options otherwise than under this Plan, or to adopt other stock option plans, stock purchase plans, or other plans, or to impose any requirement of stockholder approval upon the same.

                  31.4. No interest shall accrue on any amounts credited to Participants' Account under the Plan.

                       MERIDIAN MEDICAL TECHNOLOGIES, INC.
                            2000 STOCK INCENTIVE PLAN


         1. DEFINITIONS. In this Plan, except where the context otherwise indicates, the following definitions shall apply:

                  1.1. "Affiliate" means a corporation, partnership, business trust, limited liability company or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or through one or more other Affiliates.

                  1.2. "Agreement" means a written agreement evidencing an Award.

                  1.3. "Award" means a grant of an Option or shares of Restricted Stock.

                  1.4. "Board" means the Board of Directors of the Company.

                  1.5. "Code" means the Internal Revenue Code of 1986, as amended.

                  1.6. "Committee" means such committee(s), or subcommittee(s) or person(s) appointed by the Board to administer this Plan or to make and/or administer specific Awards hereunder. If no such appointment is in effect at any time, "Committee" shall mean the Board.

                  1.7. "Common Stock" means the common stock, par value $.01 per share, of the Company.

                  1.8. "Company" means Meridian Medical Technologies, Inc., a Delaware corporation, and any successor thereto.

                  1.9. "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of
Section 7.1 hereof.

                  1.10. "Date of Grant" means the date on which an Option or shares of Restricted Stock are granted under this Plan.

                  1.11. "Eligible Person" means any person who is (a) an Employee, (b) hired to be an Employee, (c) a Non-Employee Director, or (d) a consultant or independent contractor to the Company or an Affiliate.

                  1.12. "Employee" means any person determined by the Committee to be an employee of the Company or an Affiliate.

                  1.13. "Fair Market Value" means, unless otherwise determined by the Committee, an amount equal to the last reported sale price for a Share in the Nasdaq Stock Market as reported by such source as the Committee may select, or, if such price quotations of the Common Stock are not then reported, then the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

                  1.14. "Incentive Stock Option" means an Option granted under this Plan that the Company designates as an incentive stock option under Section 422 of the Code.

                  1.15. "Non-Employee Director" means any member of the Company's or an Affiliate's Board of Directors who is not an Employee.

                  1.16. "Nonstatutory Stock Option" means an Option granted under this Plan that is not an Incentive Stock Option.

                  1.17. "Option" means an option to purchase Shares granted under this Plan in accordance with the terms of Section 6 hereof.

                  1.18. "Option Period" means the period during which an Option may be exercised.

                  1.19. "Option Price" means the price per Share at which an Option may be exercised.

                  1.20. "Participant" means an Eligible Person who has been granted an Award hereunder.

                  1.21. "Performance Goals" means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance standards may be particular to an Eligible Person or the department, branch, Affiliate or other division in which he or she works, or may be based on the performance of the Company or the Company and its Affiliates generally, and may cover such period as may be specified by the Committee.

                  1.22. "Plan" means the Meridian Medical Technologies, Inc. 2000 Stock Incentive Plan, as amended from time to time.

                  1.23. "Restricted Stock" means Shares granted under the Plan pursuant to the provisions of Section 8 hereof.

                  1.24. "Section 422 Employee" means an Employee who is employed by the Company or a "parent corporation" or "subsidiary corporation" (both as defined in Section 424(e) and (f) of the Code) with respect to the Company.

                  1.25. "Share" means a share of Common Stock.

                  1.26. "Ten-Percent Stockholder" means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate.

         2. PURPOSE. This Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Persons of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company and its Affiliates.

         3. ADMINISTRATION. The Committee shall administer this Plan and shall have plenary authority, in its discretion, to grant Awards to Eligible Persons, subject to the provisions of this Plan. The Committee shall have plenary authority and discretion, subject to the provisions of this Plan, to determine the Eligible Persons to whom Awards shall be granted, the terms (which terms need not be identical) of all Awards, including without limitation the Option Price of Options, the time or times at which Awards are made, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any exceptions to non-transferability, any Performance Goals applicable to Awards, any provisions relating to vesting, and the period during which Options may be exercised and Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, and make all other determinations deemed necessary or advisable for the administration of this Plan. The determinations of the Committee on the matters referred to in this
Section 3 shall be binding and final. Notwithstanding the foregoing provisions, the Chief Executive Officer of the Company shall have the power to administer this Plan and have the full authority of the Committee hereunder with respect to Awards granted to Eligible Persons who are not subject to the requirements of
Section 16 (a) of the Securities Exchange Act of 1934, as amended.

         4. ELIGIBILITY. Awards may be granted only to Eligible Persons; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are Section 422 Employees on the Date of Grant.

         5. STOCK SUBJECT TO PLAN.

                  5.1. Subject to adjustment as provided in Section 9 hereof,
(a) the maximum number of Shares that may be issued under this Plan is 500,000 Shares and (b) the maximum number of Shares with respect to which an Employee may be granted Awards under this Plan during its term is 200,000 Shares.

                  5.2. If an Option expires or terminates for any reason without having been fully exercised or if shares of Restricted Stock are forfeited, the unissued or forfeited Shares that had been subject to the Award shall available for the grant of additional Awards.

         6. OPTIONS.

                  6.1. Options granted under this Plan to Eligible Persons shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are Section 422 Employees on the Date of Grant. Each Option granted under this Plan shall be clearly identified either as a Nonstatutory Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the Option. Options shall be subject to the terms and conditions set forth in this Section 6 hereof and such other terms and conditions not inconsistent with this Plan as the Committee may specify.

                  6.2. The price per share of Common Stock at which an Option granted under this Plan may be exercised shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, at the time of grant, is a Ten Percent Shareholder, the exercise price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date on which the Option is granted.

                  6.3. The Option Period shall be determined by the Committee and specifically set forth in the Agreement; provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

         7. EXERCISE OF OPTIONS.

                  7.1. An Option may, subject to the terms of the applicable Agreement under which it was granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by (a) full payment for the Shares with respect to which the Option is exercised or (b) irrevocable instructions to a broker to deliver promptly to the Company cash equal to the Option Price of the Option. To the extent provided in the applicable Agreement, payment may be made in whole or in part by delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an option granted hereunder or under any other plan maintained by the Company or any Affiliate, have been held by the Participant for at least six (6) months) valued at Fair Market Value on the Date of Exercise or by delivery of a promissory note as provided in
Section 7.2 hereof.

                  7.2. To the extent provided in an Agreement and permitted by applicable law, the Committee may accept as partial payment of the Option Price a promissory note executed by the Participant evidencing his or her obligation to make future cash payment thereof. Promissory notes made pursuant to this
Section 7.2 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option or other securities the Committee may deem to be acceptable for such purposes, and shall bear interest at a rate fixed by the Committee.

                  7.3. Awards granted under this Plan shall not be transferable except by will, the laws of descent and distribution, except to the extent provided in an Agreement.

         8. RESTRICTED STOCK AWARDS.

                  8.1. Awards of Restricted Stock under this Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as may be determined by the Committee. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals.

                  8.2. Restricted Stock awards under this Plan shall be evidenced by Agreements specifying the terms and conditions of the Award. Each Agreement evidencing the grant of Restricted Stock shall, except to the extent otherwise determined by the Committee, contain the following:

                           (a) prohibitions against the sale, assignment,
transfer, exchange, pledge, hypothecation, or other encumbrance of (i) the Shares granted as Restricted Stock, (ii) the right to vote the Shares, and (iii) the right to receive dividends thereon, in each case during, the restriction period applicable to the Shares; provided, however, that the Participant shall have all the other rights of a stockholder including without limitation the right to receive dividends and the right to vote the Shares;

                           (b) a requirement that each certificate representing
Restricted Stock shall be deposited with the Company, or its designee, and shall bear the following legend:

                           "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including the risks of forfeiture and restrictions against transfer) contained in the Meridian Medical Technologies, Inc. 2000 Stock Incentive Plan (the "Plan"), and an Agreement entered into between the registered owner and Meridian Medical Technologies, Inc. Release from such terms and conditions shall be made only in accordance with the provisions of the Plan and the Agreement, a copy of each of which is on file in the office of the Secretary of Meridian Medical Technologies, Inc."

                           (c) the terms and conditions upon which any
restrictions applicable to the Restricted Stock shall lapse and new certificates free of the foregoing legend shall be issued to the Participant or the Participant's legal representative; and

                           (d) such other terms, conditions and restrictions
as the Committee in its discretion may specify, including without limitation terms that condition the lapse of forfeiture provisions and transfer restrictions upon the achievement of one or more specified Performance Goals.

         9. CAPITAL ADJUSTMENTS. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the Committee may, in its discretion, provide for a substitution for or adjustment in (a) the number and class of Shares subject to outstanding Awards, (b) the Option Price of Options (c) the aggregate number and class of Shares for which Awards thereafter may be made under this Plan, (d) the maximum number of Shares with respect to which an Employee may be granted Awards during the period specified in clause (b) of Section 5.1 hereof, and (e) the number of Shares covered by, and exercise price of, Options that may be granted pursuant to Section 6.1 hereof.

         10. TERMINATION OR AMENDMENT. The Board may amend or terminate this Plan in any respect at any time; provided, however, that, after this Plan has been approved by the stockholders of the Company, no amendment or termination of this Plan shall be made by the Board without approval of (a) the Company's stockholders to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal securities exchange or interdealer quotation system upon which the Common Stock is listed or quoted, if any, and (b) each affected Participant if such amendment or termination would adversely affect such Participant's rights or obligations under any Award granted prior to the date of such amendment or termination.

         11. MODIFICATION AND SUBSTITUTION.

                  11.1. Subject to the terms and conditions of this Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant's rights or obligations under such Award and (b) in no event may an Option be modified so as to reduce the Option Price of the Option.

                  11.2. Anything contained herein to the contrary notwithstanding, Awards may, at the discretion of the Committee, be granted under this Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. Such substitute Awards granted hereunder shall not be counted toward the Share limit imposed by clause (b) of Section 5.1 hereof, except to the extent it is determined by the Committee that counting such Awards is required in order for Awards hereunder to be eligible to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

         12. FOREIGN EMPLOYEES. Without amendment of this Plan, the Committee may grant Awards to Eligible Persons, or to a trust established for the benefit of Eligible Persons, who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgement of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes. The Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any of its Affiliates operate or have employees.

         13. EFFECTIVENESS OF THIS PLAN. This Plan and any amendments hereto requiring stockholder approval pursuant to Section 10 hereof are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board. Subject to such stockholder approval, this Plan and any amendments hereto are effective on the date on which they are adopted by the Board.

         14. WITHHOLDING. The Company's obligation to deliver Shares pursuant to the terms of any Award hereunder shall be subject to satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, a Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Participant, or (c) delivering to the Company already-owned and unencumbered Shares.

         15. TERM OF PLAN. Unless sooner terminated by the Board pursuant to
Section 10 hereof, this Plan shall terminate on September 27, 2010, and no Awards may be granted after such date. The termination of this Plan shall not affect the validity of any Award outstanding on the date of termination.

         16. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

         17. GENERAL PROVISIONS.

                  17.1. The establishment of this Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in this Plan.

                  17.2. Participation in this Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.

                  17.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, or restricted stock otherwise than under this Plan, or to adopt other stock option, restricted stock, or other plans or to impose any requirement of stockholder approval upon the same.

                  17.4. The interests of any Eligible Person under this Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except to the extent provided in an Agreement.

                  17.5. This Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware.

                  17.6. The Committee may require any person acquiring Shares pursuant to Awards hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

                  17.7. Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue or sell shares of Common Stock under the Plan (a) unless the approval of all regulatory bodies deemed necessary by the Committee has been obtained and unless the issuance, sale and delivery of such Shares pursuant to the Plan shall comply, to the Committee's complete satisfaction, with all provisions of federal, state or local law deemed applicable by the Committee and all rules and regulations thereunder, and the requirements of any securities exchange upon which the Common Stock may then be listed, or (b) if the Company determines that the issuance, sale or delivery of such Shares pursuant hereto would violate any applicable law or regulation.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                       MERIDIAN MEDICAL TECHNOLOGIES, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 11, 2001


         The undersigned hereby appoints Dennis P. O'Brien and Tiffany Roebuck, and either of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Meridian Medical Technologies, Inc. (the "Company") that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on January 11, 2001, and at any adjournments thereof with all powers the undersigned would possess if personally present, as follows on the reverse side of this proxy card.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE LISTED IN ITEM 1, AND FOR APPROVAL OF THE PROPOSALS LISTED IN ITEMS 2, 3 AND 4. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN ITEM 1 AND FOR PROPOSALS 2, 3 AND 4.

                    (CONTINUED ON OTHER SIDE, PLEASE SIGN AND
              DATE ON OTHER SIDE, AND RETURN IN ENCLOSED ENVELOPE)

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                                                             ---------------
                                                              Please mark
                                                              your votes as  /X/
                                                              indicated in
                                                              example
                                                             ---------------


--------------------------------------------------------------------------------
Item 1. Election of E.Andrews Grinstead, III to a three year term on the Board of Directors

                  For                        Withhold  Authority

                  / /                                / /

--------------------------------------------------------------------------------
Item 2.  Proposal to approve the Employee Stock Purchase Plan

          For                     Against                    Abstain

          / /                       / /                        / /

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------













--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Item 3.  Proposal to approve the 2000 Stock Incentive Plan

          For                     Against                    Abstain

          / /                       / /                        / /

--------------------------------------------------------------------------------
Item 4. Proposal to ratify the appointment of Ernst & Young, LLP, as auditors for fiscal 2001

          For                     Against                    Abstain

          / /                       / /                        / /

--------------------------------------------------------------------------------
Item 5. In their discretion, such other matters as may properly come before the meeting or adjournment thereof

--------------------------------------------------------------------------------


   Date:
        ------------------, -------


   --------------------------------------------------------------------------
                                  Signature(s)


   --------------------------------------------------------------------------
                                  Signature(s)

Please sign here personally. Signature of stockholder(s) should correspond directly with name(s) in which shares are registered. If the stock is registered in more than one name, each joint owner or fiduciary should sign personally. Only authorized officers should sign for a corporation.

                     PLEASE MARK, SIGN, DATE AND RETURN THIS
                         PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE


--------------------------------------------------------------------------------

                             FOLD AND DETACH HERE